UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Extension of Maturity Date of Convertible Promissory Note – EMA Financial, LLC

On September 17, 2018 EMA Financial, LLC (“EMA”) notified Magellan Gold Corporation (the “Company”) that the maturity date of the Convertible Promissory Note dated November 2, 2017 and amended on June 8, 2018 and August 20, 2018, to be effective August 16, 2018, (the “EMA Note”) has been extended to November 2, 2019. Details of the EMA Note were reported in the Company’s Current Report on Form 8-K dated November 2, 2017 and filed with the Securities and Exchange Commission on November 7, 2017. Details of Amendment No. 1 to the EMA Note were reported in the Company’s report on Form 8-K dated June 8, 2018 and filed with the Securities and Exchange Commission on June 19, 2018. Details of Amendment No. 2 to the EMA Note were reported in the Company’s report on Form 8-K dated August 20, 2018 and filed with the Securities and Exchange Commission on August 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: September 18, 2018	By: /s/ W. Pierce Carson W. Pierce Carson, President